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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2008


                               ARMOR ELECTRIC INC.
                               -------------------
               (Exact name of registrant as specified in charter)


              FLORIDA                   000-32249            65-0853784
  ----------------------------         ------------      -------------------
  (State or other jurisdiction         (Commission         (IRS Employer
         of incorporation)             File Number)      Identification No.)


   201 LOMAS SANTA FE, SUITE #420, SOLANA BEACH, CA            92075
   ------------------------------------------------          ----------
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (858) 720-0123

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SECTION 8.  OTHER EVENTS

ITEM 8.01  Other Events

      On January 14, 2008 the Company received notice from Schreiber Living Trust that a summary judgment was entered by the Supreme Court of the State of New York against the Company in favor of Schreiber Living Trust. The Summary Judgment, in the amount of $315,000, was granted on January 3, 2008. An Order entering the final judgment is scheduled to be entered on January 28, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARMOR ELECTRIC INC.


Date: January 22, 2008                          /s/ Merrill Moses
                                                -----------------
                                                Merrill Moses, President




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